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                                                                   EXHIBIT 10.35


                      GREAT WESTERN FINANCIAL CORPORATION
                                SENIOR OFFICER'S
                      NONQUALIFIED STOCK OPTION AGREEMENT
                      -----------------------------------

          THIS AGREEMENT dated as of the __ day of _____________, 19__, between GREAT WESTERN FINANCIAL CORPORATION, a Delaware corporation (the "Corporation"), and (the "Employee").

                              W I T N E S S E T H
                              -------------------

          WHEREAS, pursuant to the 1988 Stock Option and Incentive Plan, as amended (the "Plan"), the Corporation has granted to the Employee as of the ___ day of _______, 19__ (the "Award Date") a nonqualified stock option to purchase all or any part of __________ authorized but unissued or treasury shares of Common Stock, $1.00 par value, of the Corporation upon the terms and conditions set forth herein and in the Plan.

          NOW, THEREFORE, in consideration of the mutual promises and covenants made herein and the mutual benefits to be derived herefrom, the parties hereto agree as follows:

          1.  Defined Terms.  Capitalized terms used herein and not otherwise
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defined herein shall have the meaning assigned to such terms in the Plan.

          2.  Grant of Option.  This Agreement evidences the Corporation's grant
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to the Employee of the right and option to purchase, on the terms and conditions set forth herein and, to the extent expressly herein provided, in the Plan, all or any part of an aggregate of ________ shares of the Common Stock of the Corporation at the price of $____ per share (the "Option"), exercisable from time to time, subject to the provisions of this Agreement, prior to the close of business on the day before the tenth anniversary of the Award Date (the "Expiration Date"). Such price equals the Fair Market Value of the
Corporation's Common Stock as of the Award Date.
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          3.  Exercisability of Option.  Except as provided in Sections 6 and 8
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hereof, no shares may be purchased by exercise of the Option until the expiration of one year after the Award Date. The Option shall become exercisable in installments as to 25% of the aggregate number of shares set forth in Section 2 hereof (subject to adjustment) on and after the first anniversary of the Award Date and as to an additional 25% of the aggregate number of such shares (subject to adjustment) on each of the second, third and fourth anniversaries of the Award Date. To the extent the Employee does not in any year purchase all or any part of the shares to which the Employee is entitled, the Employee has the right cumulatively thereafter to purchase any shares not so purchased and such right shall continue until the Option terminates or expires. No fewer than 25 shares may be purchased at any one time, unless the number purchased is the total number at the time available for purchase under the Option.

          4.  Method of Exercise of Option.  The Option shall be exercisable by
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the delivery to the Corporation of a written notice stating the number of shares to be purchased pursuant to the Option and accompanied by payment in (i) cash or by check payable to the order of the Corporation for the full purchase price of the shares to be purchased, (ii) at the discretion of the Administrator and pursuant to such conditions and restrictions as the Committee may establish by the exchange of shares of Common Stock of the Corporation then owned by the Employee having a Fair Market Value equal to such purchase price, (iii) at the discretion of the Administrator, by the payment and exchange of part cash and part stock with the sum of the cash and Fair Market Value of the stock equal to such purchase price, or (iv) by the payment of such other form of legal consideration as may be approved by the Board of Directors and the Administrator. In addition, the Employee (or the Employee's Beneficiary or Personal Representative) shall furnish any written statements required pursuant to Section 10 below.

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          5.  Continuance of Employment.  As a condition of the Option, the
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Employee hereby agrees to remain in the employ of the Corporation or one of its
Subsidiaries for a period of one year after the Award Date. Nothing contained in this Agreement or in the Plan shall confer upon the Employee any right with respect to the continuation of his or her employment by the Corporation or any Subsidiary or interfere in any way with the right of the Corporation or of any Subsidiary at any time to terminate such employment or to increase or decrease the compensation of the Employee from the rate in existence at any time.

          6.  Effect of Termination of Employment or Death.  The Option and all
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other rights hereunder, to the extent not exercised, shall terminate and become null and void at such time as the Employee ceases to be employed by either the Corporation or any Subsidiary, except that

               (a) if the Employee's employment terminates (other than (i) as a result of death, (ii) after having attained 55 years of age with five (5) years of vesting service under the Great Western Retirement Plan (as in effect as of January 1, 1997) (the "Retirement Plan") (such termination hereinafter referred to as being the result of "Retirement") or (iii) at the request of the Corporation or any Subsidiary as determined by the Administrator in its sole discretion), the Employee may at any time within a period of three months after such termination exercise the Option to the extent the Option was exercisable at the date of such termination;

               (b) if the Employee's employment terminates as a result of Retirement, the Employee may at any time within a period of two years after such Retirement exercise the Option to the extent the Option was exercisable at the date of such retirement; provided, that, for purposes of the Option, an Employee shall be deemed to have terminated as a result of Retirement if, following the date on which the Employee has attained 55 years of age, during a

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     Potential Change in Control Period or during the two (2)-year period following a Change in Control, such Employee's employment is terminated under the circumstances described in subsection (d) of this Section 6);

               (c) if the Employee dies while in the employ of the Corporation or any Subsidiary, or within three months after a termination described in subsection (a) of this Section 6 (excluding a termination described in the parenthetical clause thereof), or within two years after termination as a result of Retirement as described in subsection (b) of this Section 6, then the Option, to the extent that the Employee was entitled to exercise the Option on the date of his or her death (or such earlier termination), may be exercised within a period of one year after the date of death by the Employee's Beneficiary; and

               (d) if, during a Potential Change in Control Period (whether or not a Change in Control subsequently occurs), the Employee's employment is terminated by the Corporation or a Subsidiary without cause or by the Employee under circumstances that would entitle such individual to terminate employment and receive severance and other benefits (i) if the Employee is a member of the Executive Management Committee, under his or her employment agreement or (ii) if the Employee is not a member of the Executive Management Committee, under the Company's Special Severance Plan (whether or not such Employee is a participant in such Plan), then any portion of the Option that was not then exercisable shall become fully exercisable;

provided, however, that in no event may the Option be exercised by anyone under this Section or otherwise after the Expiration Date. If the Employee is employed by an entity which ceases to be a Subsidiary, other than by merger with or liquidation into another Subsidiary, such event shall be deemed for purposes of this Section 6 to

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be a termination of the Employee's employment described in subsection (a).

          7.  Non-Transferability of Option.  During the Employee's lifetime,
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the Option and any other rights hereunder may be exercised only by the Employee, except as otherwise expressly provided in Section 6.1.3 of, or pursuant to, the Plan.

          8.  Adjustments and Other Effects (including Termination) upon Certain
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Events.  If the outstanding shares of the Corporation's Common Stock are changed
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into or exchanged for cash or a different number or kind of shares or securities of the Corporation, or if additional shares or new or different shares or securities are distributed with respect to the outstanding shares of the Corporation's Common Stock, through a reorganization or merger in which the Corporation is the surviving entity or through a combination, consolidation, recapitalization, reclassification, stock split, stock dividend, reverse stock split, stock consolidation or other capital change or adjustment, an appropriate proportionate equitable adjustment shall be made in the number and kind of shares or other consideration that is subject to or may be delivered pursuant to the Option. A corresponding adjustment to the consideration payable with respect to the Option shall also be made as appropriate. In addition, the Option and rights of the Employee hereunder are subject to adjustment, modification and termination in certain other circumstances and upon occurrence of certain other events, as set forth in the provisions of Article II, Sections 6.3 and 6.4, and the last sentence of Section 6.2 of the Plan, to the extent applicable to Options granted under the Key Employee Program.

          9.  Limitation of Employee's Rights.  Neither the Employee nor any
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other person entitled to exercise the Option shall have any of the rights or privileges of a stockholder of the Corporation in respect of any shares deliverable upon exercise of the Option unless and until a certificate representing such shares shall have been issued in the name of the Employee or such person.

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          10.  Representations of the Employee.
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          (a) The Employee agrees that the Corporation shall not be required to deliver shares upon the exercise of the Option if prevented or prohibited from doing so under applicable law. If the shares are not registered with the Securities and Exchange Commission at the time of such exercise, the Employee shall be required to deliver an investment letter in form acceptable to the Corporation and all certificates representing shares issued shall bear appropriate legends reflecting restrictions on transfer under applicable laws. The Employee agrees by acceptance of the Option and, in such letter, the Employee shall represent that he or she will acquire the shares issuable upon such exercise for his or her own account, for the purpose of investment, and not with a view to or for sale in connection with any distribution, and that he or she will not offer, sell or otherwise transfer or dispose of such shares or any interest therein except in compliance with all securities laws applicable to such action. The Corporation may impose stop transfer instructions to implement such limitations, if applicable. Any person or persons entitled to exercise the Option under the provisions of Section 7 hereof shall be bound by and obligated under the provisions of this Section 10 to the same extent as is the Employee.

          (b) Even if the shares are registered for sale under applicable securities laws, Employee agrees to retain on exercise of the Option, and for so long as may be necessary to comply with stock ownership guidelines of the Corporation from time to time in effect, at least one-half of the "net number" of shares received on exercise. The net number of shares of these purposes equals the number of shares as to which the Option is exercised, less a number of shares equal in Fair Market Value on the date of exercise to the sum of the exercise price and any applicable withholding and other taxes on exercise. To the extent permitted by applicable law, the Corporation may issue stop transfer instructions or impose legend conditions on certificates evidencing the net number of

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shares to enforce these covenants and restrictions. The Administrator in its sole discretion may permit exceptions to the covenants and restrictions in this
Section 10(b) on a case-by-case basis or otherwise.

          11.  Tax Withholding.  The Corporation shall be entitled to require
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deduction from other compensation payable to the Employee any sums required by federal, state or local tax law to be withheld with respect to the exercise of the Option, but, in the alternative, (i) the Corporation may require the Employee or other person exercising the Option to advance such sums in cash, or
(ii) if the Employee or other person exercising the Option elects, the Corporation may withhold shares of the Corporation's Common Stock having a Fair Market Value equal to the sums required to be withheld. If the Employee or other person exercising the Option elects to advance such sums directly, written notice of that election shall be delivered prior to such exercise and, whether pursuant to such election or pursuant to a requirement imposed by the Corporation, payment in cash or by check of such sums for taxes shall be delivered within ten days after the date of exercise. If the Employee or other person exercising the Option elects to have the Corporation withhold shares of the Corporation's Common Stock having a Fair Market Value equal to the sums required to be withheld, the value of the shares of the Corporation's Common Stock to be withheld will be equal to the Fair Market Value of such shares on the date that the amount of tax to be withheld is to be determined (the "Tax Date"). Elections by the Employee to have shares of the Corporation's Common Stock withheld for this purpose will be subject to the following restrictions:
(w) the election must be made prior to the Tax Date, (x) the election must be irrevocable, (y) the election will be subject to the approval or disapproval (as the case may be) of the Administrator, and (z) if the Employee is an officer of the Corporation within the meaning of Section 16 of the Exchange Act, the election, in addition, may not be made within six months of the grant of the Option (except that this limitation will not apply in the event that the death or Disability of the Employee occurs prior

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to the expiration of the six month period) and either must be made at least six months prior to the Tax Date or in one of the periods beginning on the third business day following the date of release of the Corporation's quarterly or annual summary statements of sales and earnings and ending on the twelfth business day following such date. The Corporation shall not be obligated to issue shares and/or distribute cash to the Employee or other person exercising the Option upon exercise of the Option until such payment has been received or shares have been so withheld, unless withholding as of or prior to the date of such exercise is sufficient to cover all such sums due or which may be due with respect to such exercise.

          12.  Employment by Subsidiaries.  Employment by any Subsidiary shall
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be considered as the equivalent of employment by the Corporation for all purposes of this Agreement, unless the Board otherwise determines.

          13.  Notices.  Any notice to be given under the terms of this
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Agreement shall be in writing and addressed to the Corporation at its principal office in Chatsworth, California, to the attention of the Corporate Secretary and to the Employee at the address given beneath the Employee's signature hereto, or at such other address as either party may hereafter designate in writing to the other.

          14.  Laws Applicable to Construction.  The Option has been granted,
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executed and delivered at Chatsworth, California, and the interpretation, performance and enforcement of this Agreement shall be governed by the laws of the State of California, except as otherwise provided in Section 6.8 of the Plan.

          15.  Plan.  The Option is subject to, and the Employee agrees to be
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bound by, all of the terms and conditions of the provisions of Articles I and II and Sections 4.2, 6.1, 6.3, 6.4, 6.5, 6.7 and 6.8 and the last sentence of
Section 6.2 of the Plan. The Employee acknowledges receipt of a copy of the Plan, which, to the

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extent set forth in the preceding sentence, is made a part hereof by this reference. Unless otherwise expressly provided in other Sections of this Agreement, provisions of the Plan that confer discretionary authority on the Administrator do not (and shall not be deemed to) apply to the Option or create rights in the Employee unless such application or rights are expressly so conferred by appropriate action of the Administrator, in its sole discretion, under the Plan after the date hereof.

          16.  Successors.  This Agreement shall be binding upon and inure to
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the benefit of the Company, its successors and assigns, and of the Employee and the Employee's Beneficiaries and Personal Representatives.

          IN WITNESS WHEREOF, the Corporation has caused this Agreement to be executed on its behalf by a duly authorized officer and the Employee has hereunto set his or her hand.

GREAT WESTERN FINANCIAL
CORPORATION (a Delaware
corporation)


By
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   Title
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                                      EMPLOYEE

                                      --------------------------------
                                       (Signature)

                                      --------------------------------
                                       (Print Name)

                                      --------------------------------
                                       (Address)

                                      --------------------------------
                                       (City, State, Zip Code)


Executed:

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                               CONSENT OF SPOUSE
                               -----------------

          In consideration of the execution of the foregoing Nonqualified Stock
Option Agreement by Great Western Financial Corporation, I,         , the
spouse of the Employee herein named, do hereby join with my spouse in executing the foregoing Nonqualified Stock Option Agreement and do hereby agree to be bound by all of the terms and provisions thereof and of the Plan.

DATED: __________, 19__.              ___________________________________
                                             Signature of Spouse

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